UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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☒	Soliciting Material under §240.14a-12

UNITED CONTINENTAL HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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After the close of business Eastern time on March 14, 2016, United Continental Holdings, Inc. (the “Company”) replaced the click-through legend to access material on the website http://united.shareholderresource.com (the “Website”) with the following:

Disclaimer

Forward-looking Statements

This website contains forward-looking statements that reflect the expectations and beliefs of United Continental Holdings, Inc. (the “Company” or “UAL”) with respect to certain current and future events, including its future plans with respect to the Board and anticipated financial and operating performance. Factors that could cause actual events or results to differ significantly from those described in the forward-looking statements include, but are not limited to, those described in Part I, Item 1A., “Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, as well as other risks and uncertainties set forth from time to time in the reports the Company files with the U.S. Securities and Exchange Commission (the “SEC”). All forward-looking statements on this website are based upon information available to the Company on the date of the publication thereof on this website or, in the case of any document publicly released or filed with the SEC prior to the date of the publication thereof on this website, as of the time such document was first publicly released or filed with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except as required by applicable law.

Regulation G Disclosure Statement

UAL evaluates its financial performance utilizing various accounting principles generally accepted in the United States of America (“GAAP”) and non-GAAP financial measures, including, without limitation, Adjusted EBITDAR, adjusted pre-tax income, adjusted free cash flow, adjusted total debt outstanding, and non-fuel CASM. CASM is a common metric used in the airline industry to measure an airline’s cost structure and efficiency. Pursuant to SEC Regulation G, UAL has included reconciliations of reported non-GAAP financial measures to comparable financial measures reported on a GAAP basis. UAL includes such measures because management believes they permit investors to view UAL’s performance using the same tools that management uses and to better evaluate UAL’s ongoing performance.

Additional Information and Where to Find It

This website may be deemed to be solicitation material in connection with the matters to be considered at the UAL’s 2016 annual meeting (the “2016 Annual Meeting”) of stockholders. UAL intends to file a proxy statement and a WHITE proxy card with the SEC in connection with any such solicitation of proxies from UAL stockholders. UAL STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain any proxy statement, any amendments or supplements thereto and other documents filed by UAL with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at UAL’s website at www.ir.united.com in the “Securities Filings” section or by writing to UAL at 233 South Wacker Drive Chicago, Illinois 60606, Attention: Corporate Secretary.

Participants in the Solicitation

UAL and its directors and executive officers may be deemed to be participants in the solicitation of proxies from UAL’s stockholders in connection with the matters to be considered at the 2016 Annual Meeting. Investors may obtain information regarding UAL and its directors and executive officers in UAL’s Annual Report on Form 10-K for the year ended December 31, 2015, which was filed with the SEC on February 18, 2016, and UAL’s definitive proxy statement for its 2015 annual meeting of stockholders (the “2015 Annual Meeting”), which was filed with the SEC on April 24, 2015. To the extent holdings of UAL securities by UAL’s directors or executive officers have changed since the amounts disclosed in the definitive proxy statement for the 2015 Annual Meeting, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 and Statements of Change in Beneficial Ownership on Form 4 filed with the SEC. More detailed information regarding the identity of potential participants in the solicitation, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the 2016 Annual Meeting.

Third-Party Statements of Support

UAL has published certain third-party statements of support on this website. UAL disclaims all responsibility for such statements, including any forward-looking statements contained therein.

In addition, the Company replaced the “Public Statements of Support” page on the Website with the following:

UNITED

LATEST NEWS AND UPDATES | FREQUENTLY ASKED QUESTIONS | WEBCASTS AND PRESENTATIONS | UNITED MOMENTUM | PUBLIC STATEMENTS OF SUPPORT

Public Statements of Support

The United Union Coalition issued a statement in support of United Airlines following the Labor Summit on March 14, 2016.

The United Master Executive Council, Air Line Pilots Association – representing more than 12,000 pilots at United Airlines – issued a statement in support of United Airlines from Statement by Captain Todd Insler, Chairman, on March 10, 2016.

The Association of Flight Attendants-CWA, AFL-CIO (AFA) International – the world's largest Flight Attendant union – issued a statement of support for United Airlines from its President Sara Nelson on March 8, 2016.

The International Association of Machinists and Aerospace Workers (IAM) – the world's largest airline union and the largest union at United Airlines – issued a statement of support for United Airlines from District Lodge 141 President Mike Klemm on March 8, 2016.

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Important Information | Contact

The Company also added the following to the Website:

Statement by United Union Coalition

Regarding Today’s Labor Summit

Held by United CEO Oscar Munoz

United Union Coalition

Captain Todd Insler Air Line Pilots Association	Sara Nelson Association of Flight Attendants-CWA

Ken Diaz Association of Flight Attendants-CWA	Randy Hatfield Association of Flight Attendants-CWA

Kathleen Domondon Association of Flight Attendants-CWA	Mike Klemm International Association of Machinists & Aerospace Workers

Craig Symons

Professional Airline Flight Control Association

March 14, 2016

“The airline business is a people business. For too long the talents and strengths of the people who make United Airlines fly have been taken for granted or even held in contempt by former managements.

“Today’s ‘Labor Summit’ held by United CEO Oscar Munoz signals a long-overdue fresh approach to labor/management relations at United Airlines. We appreciate Mr. Munoz’ outreach to us — especially on his first day back after a medical leave — and welcome his initiative to build an airline of inclusion and collaboration.

“We have evidence of Mr. Munoz’ leadership already and support his focus on concluding all contract negotiations. This is critical to implementing his vision for being United and working with a shared purpose.

“Our passengers and all who have devoted so much into United Airlines stand to benefit from this new day. We look forward to working with Mr. Munoz to help build a United Airlines that fully achieves its potential of being the world’s preeminent airline.”

Contact:

Dave Kelly

847/292-1708

david.kelly@alpa.org

The Company also replaced the “Important Information” page on the Website with the following: